Certain identified information redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K

Purchase Order: 1000082783

This purchase order was delivered by Ariba Network. For more information about Ariba and Ariba Network, visit https://www.ariba.com.

From:
SMRT Trains Ltd
2 Tanjong Katong Rd, #08-01, Tower 3, Paya Lebar Quarter
Singapore 437161
Singapore
Phone: + ( ) 65 6331 1000
Fax: + ( ) 65 6908 3592

To:
GAUSSIAN ROBOTICS PTE. LTD.
71 Ayer Rajah Crescent # 03-07/08
/09
Singapore 139951
Singapore
Phone:
Fax:
Email: [redacted]

Purchase Order

(New)
1000082783
Amount: [redacted] SGD

Payment Terms
NET 60
SMRT Within 60 days Due net

[redacted]

Contact Information

Supplier Address
SALES IN-CHARGE
Email: [redacted]
Phone: [redacted]
Fax: [redacted]
Address ID: [redacted]

Purchasing Agent
[redacted]
Phone: [redacted]

Other Information

Supplier VAT ID: [redacted]
Party Additional ID:
Vendor Terms: This Purchase Order constitutes an offer from SMRT to purchase from Supplier the goods and/or services identified herein, and such offer shall be expressly conditioned on Supplier's unconditional acceptance of SMRT Purchase Order and Accompany Standard Terms and Conditions which is set out in SMRT Corp Ltd website (https://www.smrt.com.sg/Our-Business/Procurement/Tender-Notice). However, this is subject to the following scenarios:

(a) if a Supply Agreement is in effect between the SMRT and Supplier, and if a conflict exists between the terms of the Supply Agreement and SMRT Purchase Order Standard Terms and Conditions, then the terms of such Supply Agreement shall prevail; or

(b) if a Framework Agreement is in effect between SMRT and Supplier, the terms and conditions of such Framework Agreement shall apply entirely to all Purchase Orders between parties. For avoidance of doubt, the Accompanying Standard Terms and Conditions set out in the SMRT Corp Ltd website shall not have any effect.

Overseas Shipping Requirements:
Please email the shipping documents listed below for arrangement of shipping to:
1. SMRT Shipping Department (PnD-SCM-InboundFreight@smrt.com.sg)

2. SMRT Buyer

Shipping Documents Required:
1. Delivery Order (DO) – with delivery address and contact person(s)
2. Commercial Invoice (CI)
3. Packing List (PL)
4. Airway Bill (AWB) or Bill of Lading (B/L)
5. Certificate of Conformity (COC) – If requested in the PO
6. Material Safety Datasheet (MSDS) for Dangerous Goods (DG)

Things to Note:
1. SMRT Entity Full Name, Purchase Order (PO) number and details, Incoterms, HS Code and Delivery Address must be indicated on all shipping documents.
2. Please note that where the invoice amount is more than the PO amount by up to $0.05, SMRT will pay accordingly to the amount shown in this order.
3. Do not combine multiple POs under a single Delivery Order, Commercial Invoice and Packing List. Ie. only 1 PO# to 1 DO, CI & PL.
4. For EXW – Please provide shipping documents with Collection Address, Contact Person(s) with Details as in PO when items are ready for collection.
5. For CIF, DAP, etc – Please provide shipping documents when ready to ship.
6. SMRT Warehouse Receiving Times and Packing Dimensions – Please adhere to these as indicated in our corporate website [https://www.smrt.com.sg/Our-Business/Procurement/Tender-Notice]. Click on the link marked "delivery timings and storage sizings".

Whistle-Blowing:
SMRT has incorporated a Whistle-Blowing Policy and made available channels for reporting in confidence, unethical or illegal acts. For further details, please refer to SMRT Corp website > Corporate Governance: [https://www.smrt.com.sg/About-SMRT/Corporate-Governance].
Whistle-Blowing Hotline: 6908-3578.

Company Code: SMRT
supplierGST: [redacted]

SHIP ALL ITEMS TO	BILL TO	DELIVER TO
[redacted]	[redacted]	Structure Section

Line Items

Line #	No. Schedule Lines	Part # / Description	Type	Return	Qty (Unit)	Need By	Unit Price	Subtotal
10	1	Non Catalog Item [redacted]	Material	[redacted]				

STATUS

[redacted]
Unconfirmed

Control Keys

Order Confirmation: required before shipping
Ship Notice: allowed
Invoice: is not ERS

Invoice Verification Type: goods receipt

Comments

Item Text :

Procurement of [redacted]
Quantity: [redacted]
Brand: [redacted]

Please contact the following Party for :
Delivery: [redacted]
Ariba Service Entry : [redacted]

Schedule Lines

Schedule Line #	Delivery Date	Ship Date	Quantity (Unit)	Customer Proposed Qty (Unit)	Customer Proposed Delivery Date
1	[redacted]				

Other Information

Account Category:	W
Estimated days for inspection:	0
Classification Domain:	unspsc
Classification Code:	Generic

Line #	No. Schedule Lines	Part # / Description	Type	Return	Qty (Unit)	Need By	Unit Price	Subtotal
20	1	[redacted]						

STATUS

[redacted]
Unconfirmed

Control Keys

Order Confirmation: required before shipping
Ship Notice: allowed
Invoice: is not ERS
Invoice Verification Type: goods receipt

Comments

Item Text :

Procurement of [redacted]
Quantity: [redacted]
Brand: [redacted]

Please contact the following Party for :

Delivery: [redacted]
Ariba Service Entry : [redacted]

Schedule Lines

Schedule Line #	Delivery Date	Ship Date	Quantity (Unit)	Customer Proposed Qty (Unit)	Customer Proposed Delivery Date
1	[redacted]				

Other Information

Account Category:	W
Estimated days for inspection:	0
Classification Domain:	unspsc
Classification Code:	Generic

Order submitted on: Tuesday 5 Sep 2023 9:36 AM GMT+08:00
Received by Ariba Network on: Tuesday 5 Sep 2023 9:36 AM GMT+08:00
This Purchase Order was sent by SMRT AN01016544408 and delivered by Ariba Network.

Sub-total: $ 3,283,032.00 SGD

PDF generated by [redacted] on Tuesday 5 Sep 2023 9:47 AM GMT+08:00